UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2023

Cohu, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway,	92064
California

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2023, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2023. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information:

Included within this current report are non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense, effective tax rate, free cash flow, net cash per share and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, manufacturing transition and severance costs, acquisition-related costs and associated professional fees, restructuring costs, inventory step-up, depreciation of purchase accounting adjustments to property, plant and equipment, employer payroll taxes related to accelerated vesting share-based awards, amortization of cloud-based software implementation costs (Adjusted EBITDA only) and loss on extinguishment of debt (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this current report and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this current report may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding accelerating growth in test interface products; expanding Cohu’s recurring revenue; delivering resilient profitability through industry cycles; focus on customer design-wins; delivering organic growth when market conditions improve; EQT accretion; expanding our factory footprint in the Philippines; test interface design wins with expanded manufacturing in Asia; other design wins within the handler group; expansion of the Diamondx platform for analog testing; expanding our software business including DI-Core/analytics; expanding Cohu’s differentiated product portfolio; new customer application gains; gross margin expansion; estimated test cell utilization; Cohu’s FY2023 and FY2024 outlook; revenue growth with expected market condition improvements; % of incremental revenue expected to fall to operating income; expense controls; Cohu’s fourth quarter 2023 sales forecast, orders, guidance, sales mix, non-GAAP operating expenses, gross margin, operating income, adjusted EBITDA, effective tax rate, free cash flow, cap ex, cash and/or shares outstanding; estimated minimum cash needed; estimated EBITDA breakeven point; Cohu’s Mid-Term Financial Targets; any future Term Loan B principal reduction; the amount, timing or manner of any share repurchases; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend;” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: cyclical COVID-19 pandemic impacts; new product investments and product enhancements which may not be commercially successful; inability to effectively manage multiple manufacturing sites in Asia and secure reliable and cost-effective raw materials; failure of sole source contract manufacturer; ongoing inflationary pressures on material and operational costs coupled with rising interest rates; economic recession; instability of financial institutions where we maintain cash deposits and potential loss of uninsured cash deposits; the semiconductor industry is seasonal, cyclical, volatile and unpredictable; the semiconductor mobility market segment (primarily semiconductors used in smartphones, also other wearables) is undergoing a significant downturn; recent erosion in automotive and industrial segment sales; risks of using artificial intelligence within Cohu’s product developments and business; the semiconductor equipment industry is intensely competitive; rapid technological changes and product introductions and transitions; a limited number of customers account for a substantial percentage of net sales; significant exports to foreign countries with economic and political instability and competition from a number of Asia-based manufacturers; loss of key personnel; reliance on foreign locations and geopolitical instability in such locations critical to Cohu and its customers; natural disasters, war and climate-related changes, including economic impacts from the Hamas-Israel conflict or any other wars; increasingly restrictive trade and export regulations impacting our ability to sell products, specifically within China; significant goodwill and other intangibles as percentage of our total assets; risks associated with the EQT acquisition, such as integration and synergies, and other risks associated with additional potential acquisitions, investments and divestitures; levels of debt; financial or operating results that are below forecast or credit rating changes impacting our stock price or financing ability; law/regulatory and including tax law changes; significant volatility in our stock price; and the risk of cybersecurity breaches.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including our most recent Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The Exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Third Quarter 2023 Earnings Release, dated November 2, 2023, of Cohu, Inc.

Exhibit No. - 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

November 2, 2023	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial
Officer

Exhibit Index

Exhibit No.	Description

99.1	Third Quarter 2023 Earnings Release, dated November 2, 2023, of Cohu, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)